UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2007

MARATHON OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Road, Houston, Texas		77056-2723
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

On November 1, 2007, Marathon Oil Corporation issued a press release and held a dial-in conference call and webcast discussing third quarter 2007 earnings. The press release and presentation are being furnished as exhibits to this report and are incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)                       Exhibits.

99.1                 Press Release dated November 1, 2007, issued by Marathon Oil Corporation.

99.2                 Presentation dated November 1, 2007, by Marathon Oil Corporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Date: November 5, 2007	By:	/s/ Michael K. Stewart
Michael K. Stewart
Vice President, Accounting and Controller

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EXHIBIT INDEX

Number	Exhibit

99.1	Press release dated November 1, 2007, announcing Marathon Oil Corporation’s financial results for the third quarter of 2007.

99.2	Presentation dated November 1, 2007, discussing Marathon Oil Corporation’s financial results for the third quarter of 2007.